Exhibit 10.1
EXECUTION COPY
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
     SECOND AMENDMENT, dated as of December 12, 2006 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of June 29, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Gartner, Inc. (the “Borrower”), the several lenders from time to time parties thereto (the “Lenders”), Bank of America, N.A., as syndication agent, Citizens Bank of Massachusetts and LaSalle Bank National Association, as documentation agents, and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
     WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to the Credit Agreement;
     WHEREAS, the Borrower has requested that the Lenders make certain amendments to the Credit Agreement as set forth herein; and
     WHEREAS, the Lenders are willing to agree to the requested amendments;
     NOW THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:
     1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
     2. Amendment of Section 1.1 (Definitions).
     (a) The definition of “2006 Stock Repurchase” is hereby amended by deleting “$30,000,000” and inserting in lieu thereof “$230,000,000”.
     (b) The definition of “IFSC” is hereby amended by inserting the following language at the end thereof: “, together with any of its successors, including Gartner Europe Holdings, B.V., a limited liability company organized under the laws of the Netherlands”.
     (c) The following definitions shall be added in the appropriate alphabetical order:
     “Interim Notes”: the collective reference to any promissory note evidencing loans under the Interim Term Credit Agreement.
     “Interim Term Credit Agreement”: Credit Agreement, dated as of December 13, 2006 (as amended, supplemented or otherwise modified from time to time), among the Borrower, the several banks and other financial institutions or entities from time to time parties thereto and JPMorgan Chase Bank, as administrative agent.

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     “Interim Term Guarantee”: the Guarantee, dated as of December 13, 2006, executed and delivered by each Subsidiary Guarantor.
     “Interim Term Loan Document”: the Interim Term Credit Agreement, the Interim Term Guarantee, the Interim Notes and any amendment, waiver, supplement or other modification to any of the foregoing.
     3. Amendment of Section 7.2(h) (Indebtedness). Section 7.2(h) is hereby amended by deleting “[Intentionally omitted]” and inserting in lieu thereof “Indebtedness of any Loan Party pursuant to any Interim Term Loan Document;”.
     4. Amendment of Section 7.10 (Transactions with Affiliates). Section 7.10 is hereby amended by inserting the following at the end thereof: “; provided, that 2006 Stock Repurchases shall not be subject to this Section 7.10”.
     5. Amendment of Section 7.14 (Negative Pledge Clauses). Section 7.14 is hereby amended by deleting the term “and” set forth at the end of clause (b) and inserting the following language at the end thereof: “; and (d) the Interim Term Credit Agreement and the other Interim Term Loan Documents”.
     6. Amendment of Section 7.15 (Clauses Restricting Subsidiary Distributions). Section 7.15 is hereby amended by deleting the term “and” set forth at the end of clause (iii) and inserting the following language at the end thereof: “and (v) any restrictions under the Interim Term Loan Documents”.
     7. Representations and Warranties. On and as of the Second Amendment Effective Date, the Borrower hereby confirms, reaffirms and restates the representations set forth in Section 4 of the Credit Agreement, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.
     8. Conditions to Effectiveness. This Amendment shall become effective upon the satisfaction of the following conditions (the effective date of this Amendment, the “Second Amendment Effective Date”):
     (a) The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Administrative Agent and the Required Lenders as of the date hereof.
     (b) The Administrative Agent shall have received counterparts of the Acknowledgement and Consent attached hereto, executed and delivered by an authorized officer of each Loan Party party thereto.
     (c) The Administrative Agent, the Lenders, J.P. Morgan Securities Inc. and counsel to the Administrative Agent and J.P. Morgan Securities Inc. shall have received all fees required to be paid, and all expenses for which invoices have been presented, on or before the Second Amendment Effective Date.
     (d) Each of the representations and warranties made by the Borrower in or pursuant to this Amendment shall be true and correct in all material respects on and as of the Second Amendment Effective Date, as if made on and as of such date unless such representation relates solely to an earlier date, in which case such representation shall be true and correct as of such date.

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     (e) No Default or Event of Default shall have occurred and be continuing on the Second Amendment Effective Date or after giving effect to any Revolving Extensions of Credit requested to be made on such date.
     9. Continuing Effect; No Other Amendments. Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific sections of the Credit Agreement specified herein and shall not constitute and amendment of, or an indication of the Lenders’ willingness to amend, any other provisions of the Credit Agreement or the same sections for any other date or purpose.
     10. Fees and Expenses. The Borrower agrees to pay and reimburse each Lender for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to such Lender.
     11. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all of the counterparts shall together constitute one and the same instrument. Any such counterpart may be delivered by facsimile or by “pdf” in an e-mail transmission.
     12. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

GARTNER, INC.
By:	/s/ Christopher Lafond
	Name:	Christopher Lafond
	Title:	Executive Vice President & Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender
By:	/s/ D. Scott Farquhar
	Name:	D. Scott Farquhar
	Title:	Vice President

BANK OF AMERICA, as Syndication Agent and as a Lender
By:	/s/ David Vega
	Name:	David Vega
	Title:	Managing Director

CITIZENS BANK OF MASSACHUSETTS, as Documentation Agent and as a Lender
By:	/s/ William M. Clossey
	Name:	William M. Clossey
	Title:	Vice President

LASALLE BANK NATIONAL ASSOCIATION, as Documentation Agent and as a Lender
By:	/s/ Nancy W. Lanzoni
	Name:	Nancy W. Lanzoni
	Title:	First Vice President

CITIBANK, N.A., as successor by merger to CITIBANK F.S.B., as a Lender
By:	/s/ Andrew Cunningham
	Name:	Andrew Cunningham
	Title:	Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Jennifer A. O’Brien
	Name	Jennifer A. O’Brien
	Title:	Vice President

WACHOVIA BANK, N.A., as a Lender
By:	/s/ Annette Herber
	Name	Annette Herber
	Title:	Vice President

HSBC BANK USA, N.A., as a Lender
By:	/s/ Melinda A. White
	Name	Melinda A. White
	Title:	Vice President

MIZUHO CORPORATE BANK LTD., as a Lender
By:	/s/ Bertram Tang
	Name	Bertram Tang
	Title:	Senior Vice President & Team Leader

SUMITOMO MITSUI BANKING CORPORATION, as a Lender
By:	/s/ Shigeru Tsuru
	Name	Shigeru Tsuru
	Title:	Joint General Manager

CREDIT SUISSE, Cayman Islands Branch (formerly known as Credit Suisse First Boston acting through its Cayman Islands Branch), as a Lender
By:	/s/ Alain Daoust
Name Alain Daoust
Title: Director

By:	/s/ Denise L. Alvarez
Name Denise L. Alvarez
Title: Associate

DEUTSCHE BANK AG, New York Branch, as a Lender
By:	/s/ Andreas Neumeier
	Name	Andreas Neumeier
	Title:	Director

By:	/s/ Anca Trifan
	Name	Anca Trifan
	Title:	Director

UFJ BANK LIMITED, as a Lender
By:
Name
Title:

WEBSTER BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Christopher P. Miller
	Name	Christopher P. Miller
	Title:	Vice President

THE BANK OF NOVA SCOTIA, as a Lender
By:	/s/ Todd Meller
	Name	Todd Meller
	Title:	Managing Director

SCOTIABANC INC., as a Lender
By:	/s/ William E. Zarrett
	Name	William E. Zarrett
	Title:	Managing Director

ACKNOWLEDGMENT AND CONSENT
          Each of the undersigned as a guarantor under that certain Subsidiary Guarantee, dated as of June 29, 2005 (as amended from time to time, the “Guarantee”), made by each of such persons in favor of the Lenders confirms and agrees that, after giving effect to the Amendment to which this Acknowledgment and Consent is attached, the Guarantee is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects and the Guarantee does, and shall continue to, secure the payment of all of the Obligations (as defined in the Guarantee) pursuant to the terms of the Guarantee. Capitalized terms not otherwise defined herein shall have the meanings assigned to them referred to in the Amendment to which this Acknowledgment and Consent is attached.

DATAQUEST, INC.
By:	/s/ Lisa Nadler
	Name:	Lisa Nadler
	Title:	Treasurer

COMPUTER FINANCIAL CONSULTANTS, INC.
By:	/s/ Lisa Nadler
	Name:	Lisa Nadler
	Title:	Treasurer

DECISION DRIVERS, INC.
By:	/s/ Lisa Nadler
	Name:	Lisa Nadler
	Title:	Treasurer

G.G. CANADA, INC.
By:	/s/ Lisa Nadler
	Name:	Lisa Nadler
	Title:	President

G.G. CREDIT, INC.
By:	/s/ Lisa Nadler
	Name:	Lisa Nadler
	Title:	President

G.G. WEST CORPORATION
By:	/s/ Lisa Nadler
	Name:	Lisa Nadler
	Title:	President

GARTNER (CAMBRIDGE) HOLDINGS, INC.
By:	/s/ Lisa Nadler
	Name:	Lisa Nadler
	Title:	Treasurer

GARTNER ENTERPRISES LTD.
By:	/s/ Lisa Nadler
	Name:	Lisa Nadler
	Title:	Treasurer

GARTNER FUND I, INC.
By:	/s/ Lisa Nadler
	Name:	Lisa Nadler
	Title:	Treasurer

GARTNER FUND II, INC.
By:	/s/ Lisa Nadler
	Name:	Lisa Nadler
	Title:	Treasurer

GARTNER INVESTMENTS I, LLC
By:	/s/ Lisa Nadler
	Name:	Lisa Nadler
	Title:	Treasurer

GARTNER INVESTMENTS II, LLC
By:	/s/ Lisa Nadler
	Name:	Lisa Nadler
	Title:	Treasurer

META GROUP, LLC
By:	/s/ Lisa Nadler
	Name:	Lisa Nadler
	Title:	Treasurer

THE RESEARCH BOARD, INC.
By:	/s/ Lisa Nadler
	Name:	Lisa Nadler
	Title:	Treasurer